Income Taxes (Tables)	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The Company is subject to the United States federal income taxes at an approximate rate of 35%. The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

From July 28, 2015 (Inception) to December 31, 2015
Income tax benefit computed at the statutory rate	$261,926
Change in valuation allowance	(261,926)
Provision for income taxes	$-

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of the Company’s deferred tax assets after applying enacted corporate income tax rates are as follows:

As of December 31, 2015
Deferred income tax assets
Net operating losses	$261,926
Less: valuation allowance	(261,926)
Net deferred income tax assets	$-